SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  February 1, 1997

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

         Washington                 1-14667                    91-1653725
(State or Other Jurisdiction  (Commission File Number)        IRS Employer
   of Incorporation)                                       Identification No.


       1201 Third Avenue, Seattle, Washington         98101
       Address of Principal Executive Office         Zip Code

                                  206-461-2000
                Registrant's telephone number including area code




     The exhibits set forth in Item 7(c) of this Current Report on Form 8-K are hereby incorporated by reference into the Registrant's Registration Statement on Form S-8, File No. 33-86840.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     1. Washington Mutual, Inc. Retirement Savings and Investment Plan (as amended and restated effective September 30, 1998).

     2. Fourth Amendment to the Washington Mutual Employees' Stock Purchase Program.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WASHINGTON MUTUAL, INC.


Date:  December 18, 1998                    By: /s/ Fay L. Chapman
                                                Fay L. Chapman
                                                Executive Vice President and
                                                 General Counsel



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                                  EXHIBIT INDEX


Exhibit Number                Description

     7(c) 99.1                Washington Mutual,  Inc. Retirement Savings and
                              Investment Plan (as amended and restated effective September 30, 1998).

     7(c) 99.2                Fourth Amendment to the Washington Mutual
                              Employees' Stock Purchase Program.